                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event Reported): August 28, 2000


                                   ARIBA, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      7372                   77-0439730
-----------------------------  ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)


                              1565 Charleston Road
                         Mountain View, California 94043
                                 (650) 930-6200
-------------------------------------------------------------------------------
 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)



         The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K filed September 12, 2000, for the event of August 28, 2000.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS.

         Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A is the balance sheet of SupplierMarket.com as of December 31, 1999, and the related statements of operations, and cash flows for the period from Inception (February 12, 1999) through December 31, 1999 along with the notes to the financial statements. Also included is the unaudited balance sheet of SupplierMarket.com as of June 30, 2000 and the unaudited statements of operations and cash flows for the six months ended June 30, 2000.

         (b) PRO FORMA FINANCIAL INFORMATION.

         The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A:

         (1)  Unaudited Pro Forma Condensed Consolidated Financial Information;

         (2) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2000;

         (3) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 1999;

         (4) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended June 30, 2000;

         (5) Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

         (c)  EXHIBITS.

         2.1*   Agreement and Plan of Merger, dated as of June 21, 2000, among
                Ariba, Inc., Eli Merger Corp. and SupplierMarket.com.

         23.1   Consent of Independent Accountants

         99.1   Financial Statements of SupplierMarket.com.

         99.2   Unaudited Pro Forma Condensed Consolidated Financial Information

          *Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed September 12, 2000.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ARIBA, INC.


DATE:  November 13, 2000                By:    /s/ Edward P. Kinsey
                                              ----------------------------------
                                              Edward P. Kinsey
                                              Chief Financial Officer, Executive
                                              Vice-President-Finance and
                                              Administration and Secretary
                                              (Principal Financial and
                                              Accounting Officer)


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                                                 INDEX TO EXHIBITS


       Exhibit                                      Description
       -------                                      -----------
         2.1*           Agreement and Plan of Merger, dated as of June 21, 2000, among Ariba, Inc.,
                        Eli Merger Corp. and SupplierMarket.com.

         23.1           Consent of Independent Accountants

         99.1           Financial Statements of SupplierMarket.com.

         99.2           Unaudited Pro Forma Condensed Consolidated Financial Information



*Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed September 12, 2000.